UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2012

4Kids Entertainment, Inc.
(Exact name of registrant as specified in its charter)

New York	0-7843	13-2691380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 West 23rd Street, New York, New York  10010
(Address of principal executive offices, including zip code)

(212) 758-7666
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, on April 6, 2011 (the “Petition Date”), 4Kids Entertainment, Inc. (the “Company”) and all of its domestic wholly-owned subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Bankruptcy Cases are jointly administered under Case No. 11-11607.

As previously disclosed, the Debtors filed their Joint Plan of Reorganization Pursuant to the Bankruptcy Code on October 5, 2012 and their Amended Joint Plan of Reorganization Pursuant to the Bankruptcy Code on October 29, 2012 (as may be amended from time to time, the “Plan”). On November 29, 2012, the Debtors filed their Plan Supplement in accordance with the Plan.

On December 13, 2012, the Bankruptcy Court entered an order in the Bankruptcy Cases confirming the Plan. A copy of the Confirmation Order is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

The following is a summary of the material terms of the Plan. This summary highlights certain substantive provisions of the Plan only and is not a complete description of the Plan. This summary of the Plan does not purport to be complete and is qualified in its entirety by reference to (i) the full text of the Plan, a copy of which is included as Exhibit 2.2 to this Current Report on Form 8-K and incorporated by reference herein and (ii) the full text of the Plan Supplement, a copy of which is included as Exhibit 2.3 to this Current Report on Form 8-K and incorporated by reference herein. All capitalized terms used herein but not otherwise defined have the meanings set forth in the Plan. The following description of the Plan is intended as a summary only, and is, in all respects, subject to the terms of the Plan itself, which govern.

Summary of the Plan

The Plan provides for the reorganization of the Debtors. On the effective date of the Plan, the Company will be reincorporated from a New York corporation to a Delaware corporation (the “Reorganized Company”) through a merger with a wholly-owned Delaware subsidiary that was created for purposes of the reincorporation.

All creditors of the Debtors will be paid in full, with interest, in respect of allowed claims.  On the effective date of the Plan, the Company’s common stock will be cancelled and holders of the Company’s common stock will be issued one (1) share of common stock in the Reorganized Company in exchange for each share of the Company’s common stock.

The members of the Reorganized Company’s board of directors will be Jay Emmet, Duminda M. DeSilva, Wade I. Massad and Bruce R. Foster.

Outstanding Capital Stock

As of December 13, 2012, 13,714,992 shares of the Company’s common stock were outstanding and zero (0) shares of the Company’s common stock were specifically reserved for future issuance in respect of claims and interests filed and allowed under the Plan.

Assets and Liabilities

As of September 30, 2012, the Company had total assets of $15,750,533 and total liabilities of $12,084,075.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the securities laws. Forward-looking statements include all statements that do not relate solely to the historical or current facts, and can be identified by the use of forward-looking words such as “may”, “believe”, “would”, “could”, “should”, “expect”, “project”, “anticipate”, “estimates”, “possible”, “plan”, “strategy”, “target”, “prospect” or “continue” and other similar terms and phrases. These forward-looking statements are based on the current plans and expectations of our management and are subject to a number of uncertainties and risks that could significantly affect our current plans and expectations, as well as future results of operations and financial condition and may cause our actual results, performances or achievements to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements. Important factors that could cause our actual results to differ materially from our expectations are described in Item 1A. (Risk Factors) in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 and in Article VIII (Certain Risk Factors Affecting the Debtors) in the Disclosure Statement With Respect To Debtors’ Proposed Amended Joint Plan Of Reorganization attached as Exhibit 99.2 to our Current Report on Form 8-K filed on December 4, 2012. In making these forward-looking statements, we claim the protection of the safe-harbor for forward-looking statements contained in the Private Securities Reform Act of 1995. Although we believe that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to have been correct. We do not assume any obligation to update these forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Confirmation Order, dated December 13, 2012

2.2	Debtors’ Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code

2.3	Plan Supplement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

4KIDS ENTERTAINMENT, INC.

By:
Date: December 19, 2012		Bruce R. Foster
Interim Chief Executive Officer, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Confirmation Order, dated December 13, 2012
2.2	Debtors’ Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code
2.3	Plan Supplement